UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      April 15, 2008
LAND O’LAKES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	333-84486	41-0365145

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4001 Lexington Avenue North
Arden Hills, Minnesota		55126

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(651) 481-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b)).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On February 19, 2008, Land O’Lakes, Inc. (the “Company”) issued a press release announcing, among other things, its results for the quarter and year ended December 31, 2007 (the “Earnings Release”). A copy of the Earnings Release was furnished with a Current Report on Form 8-K filed on February 19, 2008.
     The Company announced today that certain adjustments have been made to its Earnings Release to reflect a change it made in its accounting for certain vendor rebate receivables. Specifically, the Company reviewed the application of Emerging Issues Task Force No. 02-16 “Accounting by a Customer (Including a Reseller) for Certain Consideration Received from a Vendor” (“EITF 02-16”), and determined that certain vendor rebate receivable accruals were incorrectly recognized because the Company did not have sufficient evidence to document the existence of a binding arrangement at the time such accruals were made. In previous reporting periods, the Company, and the Company’s Agriliance LLC subsidiary, believed that a combination of industry practices, course of dealing and oral agreements with vendors were sufficient to satisfy the “binding arrangement” requirements set forth in EITF 02-16, and, therefore, believed that the accruals made during such periods were consistent with GAAP. EITF 02-16 requires a binding arrangement to support the recognition of vendor rebates, which in most cases is either a signed agreement between the Company and the vendor or published vendor rebate programs; or, in the absence of such arrangements, when cash is received. Accordingly, the Company has adjusted its financial results for the years ended December 31, 2007, 2006 and 2005 to conform to EITF 02-16 and deemed the adjustments to be immaterial. The Company’s quarterly financial results for the periods ending March 31, 2007 and 2006, June 30, 2007 and 2006, September 30, 2007 and 2006 and December 31, 2007 and 2006 were deemed materially misstated due to the timing difference associated with recognizing the vendor rebates, and have been restated in its 2007 Annual Report on Form 10-K.
     Copies of the updated balance sheet, income statement, statement of cash flows and EBITDA reconciliation are furnished herewith as Exhibit 99.1.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibits.
99.1	Land O’Lakes, Inc. updated financial statements and EBITDA reconciliation for the period ended December 31, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAND O’LAKES, INC.
Date: April 16, 2008	/s/ Daniel Knutson
Daniel Knutson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
99.1	Land O’Lakes, Inc. updated financial statements and EBITDA reconciliation for the period ended December 31, 2007.